SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 13, 2017

AmeriCredit Automobile Receivables Trust 2017-1

(Exact name of registrant as specified in its charter)

AFS SenSub Corp.

(Exact name of depositor as specified in its charter)

AmeriCredit Financial Services, Inc.

(Exact name of sponsor as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	333-206924-05 (Commission File Number)	88-7022356 (I.R.S. Employer Identification No.)

c/o AmeriCredit Financial Services, Inc. Attention: Frank E. Brown III, Esq. 801 Cherry Street, Suite 3500 Fort Worth, Texas (Address of Principal Executive Offices)		76102 (Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

AFS SenSub Corp. (“AFS SenSub”), as depositor, and AmeriCredit Financial Services, Inc. (“AmeriCredit”), as sponsor, will cause a newly formed issuing entity, AmeriCredit Automobile Receivables Trust 2017-1 (the “Issuing Entity”), to issue $182,000,000 Class A-1 0.92000% Asset Backed Notes (the “Class A-1 Notes”), $230,000,000 Class A-2-A 1.51% Asset Backed Notes (the “Class A-2-A Notes”), $75,000,000 Class A-2-B Floating Rate Asset Backed Notes (the “Class A-2-B Notes” and together with the Class A-2-A Notes, the “Class A-2 Notes”), $189,000,000 Class A-3 1.87% Asset Backed Notes (the “Class A-3 Notes”), $73,370,000 Class B 2.30% Asset Backed Notes (the “Class B Notes”), $91,080,000 Class C 2.71% Asset Backed Notes (the “Class C Notes”), $89,550,000 Class D 3.13% Asset Backed Notes (the “Class D Notes” and together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B Notes and the Class C Notes, the “Publicly Offered Notes”), $23,780,000 Class E 0.00% Asset Backed Notes (the “Class E Notes”), and an Asset Backed Certificate (the “Certificate”), on February 23, 2017 (the “Closing Date”). The Publicly Offered Notes will be registered under the Registration Statement. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements to be executed in connection with the issuance of the Publicly Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Publicly Offered Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of “sub-prime” automobile loan contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and vans. The Publicly Offered Notes will be sold to BNP Paribas Securities Corp. (“BNP Paribas”), Citigroup Global Markets (“Citigroup”), J.P. Morgan Securities LLC (“J.P. Morgan”), Wells Fargo Securities, LLC (“Wells Fargo Securities” and collectively with BNP Paribas, Citigroup and J.P. Morgan, the “Representatives”), Barclays Capital Inc. (“Barclays”), Deutsche Bank Securities Inc. (“Deutsche Bank”), RBC Capital Markets, LLC (“RBC”) and RBS Securities Inc. (“NatWest” and collectively with the Representatives, Barclays, Deutsche Bank and RBC, the “Underwriters”), pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated as of February 13, 2017 (the “Underwriting Agreement”), among AmeriCredit, AFS SenSub and the Representatives.

Item 8.01.	Other Events.

The Issuing Entity was formed, and the Certificate will be issued, pursuant to the Trust Agreement, attached hereto as Exhibit 4.2, dated as of January 5, 2017, as amended and restated as of January 11, 2017 (the “Trust Agreement”), between AFS SenSub and Wilmington Trust Company (“WTC”), as Owner Trustee. The Notes will be issued pursuant to the Indenture, attached hereto as Exhibit 4.1, dated as of January 11, 2017 (the “Indenture”), between the Issuing Entity and The Bank of New York Mellon (“BNYM”), as Trustee and Trust Collateral Agent.

AFS SenSub will purchase the Receivables from AmeriCredit pursuant to the Purchase Agreement, attached hereto as Exhibit 10.1, dated as of January 11, 2017 (the “Purchase Agreement”), between AmeriCredit and AFS SenSub. The Issuing Entity will purchase the Receivables from AFS SenSub pursuant to the Sale and Servicing Agreement, attached hereto as Exhibit 4.3, dated as of January 11, 2017 (the “Sale and Servicing Agreement”), among the Issuing Entity, AFS SenSub, AmeriCredit and BNYM, as Trust Collateral Agent.

AmeriCredit, as Servicer, will agree to perform servicing duties with regard to the Receivables pursuant to the Sale and Servicing Agreement and will also agree to serve as custodian of the Receivables pursuant to the Sale and Servicing Agreement.

The Issuing Entity will engage Clayton Fixed Income Services LLC (“Clayton”) as Asset Representations Reviewer pursuant to the Asset Representations Review Agreement, attached hereto as Exhibit 10.6, dated as of January 11, 2017 (the “Asset Representations Review Agreement”), among the Issuing Entity, AmeriCredit, as Servicer, and Clayton, as Asset Representations Reviewer. The Asset Representations Reviewer will agree to perform reviews of certain Receivables for compliance with the representations and warranties made by AmeriCredit and AFS SenSub about the Receivables.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)    Not applicable.

(b)    Not applicable.

(c)    Not applicable.

(d)    Exhibits:

1.1    Underwriting Agreement, dated as of February 13, 2017, among AmeriCredit, as Sponsor, AFS SenSub, as Seller, and the Representatives.

4.1    Indenture, dated as of January 11, 2017, between the Issuing Entity and BNYM, as Trustee and Trust Collateral Agent.

4.2    Amended and Restated Trust Agreement, dated as of January 11, 2017, between AFS SenSub and WTC, as Owner Trustee.

4.3    Sale and Servicing Agreement, dated as of January 11, 2017, among the Issuing Entity, AmeriCredit, as Servicer, AFS SenSub and BNYM, as Trust Collateral Agent.

10.1    Purchase Agreement, dated as of January 11, 2017, between AmeriCredit, as Seller, and AFS SenSub, as Purchaser.

10.6    Asset Representations Review Agreement, dated January 11, 2017, among the Issuing Entity, AmeriCredit, as Servicer, and Clayton, as Asset Representations Reviewer.

10.7    Second Amended and Restated Servicing Agreement, dated as of January 1, 2006, between AmeriCredit and General Motors Financial of Canada, Ltd. (see Exhibit 10.5 to Form SF-3/A filed on December 7, 2015, in connection with Registration Statement No. 333-206924, which is incorporated by reference herein).

36.1    Depositor certification for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2017-1

By:	AmeriCredit Financial Services, Inc., as Servicer

By:	/s/ Frank E. Brown III
Name:	Frank E. Brown III
Title:	Senior Vice President, Corporate Counsel and Secretary

Dated: February 15, 2017

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of February 13, 2017, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller and BNP Paribas Securities Corp., Citigroup Global Markets Inc., J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, as Representatives of the Underwriters.

4.1	Indenture, dated as of January 11, 2017, between AmeriCredit Automobile Receivables Trust 2017-1, as Issuing Entity, and The Bank of New York Mellon, as Trustee and Trust Collateral Agent.

4.2	Amended and Restated Trust Agreement, dated as of January 11, 2017, between AFS SenSub Corp., as Seller, and Wilmington Trust Company, as Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of January 11, 2017, among AmeriCredit Automobile Receivables Trust 2017-1, as Issuing Entity, AmeriCredit Financial Services, Inc., as Servicer, AFS SenSub Corp., as Seller, and The Bank of New York Mellon, as Trust Collateral Agent.

10.1	Purchase Agreement, dated as of January 11, 2017, between AmeriCredit Financial Services, Inc., as Seller, and AFS SenSub Corp., as Purchaser.

10.6	Asset Representations Reviewer Agreement, dated as of January 11, 2017, among AmeriCredit Automobile Receivables Trust 2017-1, as Issuing Entity, AmeriCredit Financial Services, Inc., as Servicer, and Clayton Fixed Income Services LLC, as Asset Representations Reviewer.

10.7	Second Amended and Restated Servicing Agreement, dated as of January 1, 2006 between General Motors Financial of Canada, Ltd. and AmeriCredit Financial Services, Inc. (see Exhibit 4.4 to Form 8-K filed on March 8, 2006, in connection with Registration Statement No. 333-121120-06, which is incorporated by reference herein).

36.1	Depositor certification for shelf offerings of asset-backed securities.

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